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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2007

                            EQUITABLE FINANCIAL CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

     United States                      0-51514              14-1941649
     -------------                      -------              ----------
(State or other jurisdiction of        (Commission          (IRS Employer
incorporation or organization)         File Number)        Identification No.)

            113-115 North Locust Street, Grand Island, Nebraska 68801
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (308) 382-3136
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.
                  ------------

          On October 17, 2007, Equitable Financial Corp. (the "Company") issued a press release announcing that the Company's Board of Directors approved the repurchase of up to 59,355 shares of the Company's outstanding common stock, which is 4.0% of the outstanding shares not held by Equitable Financial MHC. For more information, reference is made to the Company's press release dated October 17, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

        (d)       Exhibits

                  Number        Description
                  ------        -----------

                  99.1          Press Release Dated October 17, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITABLE FINANCIAL CORP.




Date:  October 17, 2007                 By: /s/ Kim E. Marco
                                            ------------------------------------
                                            Kim E. Marco
                                            EXECUTIVE VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER